UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2009

EZCORP, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(1)	On November 30, 2009, EZCORP, Inc. announced the appointment of Brad Wolfe as Senior Vice President — Finance, effective December 1, 2009. Mr. Wolfe will assume the position of Chief Financial Officer (principal financial officer) effective January 1, 2010, upon the previously-announced retirement of current Chief Financial Officer, Daniel N. Tonissen. A copy of the company’s press release announcing this appointment is attached as Exhibit 99.1 and incorporated herein by reference.

Prior to joining EZCORP, Mr. Wolfe, age 50, held financial and operating positions in a variety of industries, having previously served as Executive Vice President and Chief Financial Officer of the financial services subsidiary of Aon Corporation; Senior Vice President of Operations (chief financial and operating officer) for Safeway Insurance Group; Chief Financial Officer of The Broe Companies; and Chief Financial Officer and Senior Vice President of Operations of DCI/Syntex (Mansur). Most recently, Mr. Wolfe has been the Chief Financial Officer of Santé Ventures, a venture capital fund based in Austin, Texas. Mr. Wolfe’s experience includes finance and information technology responsibilities for operations located in North America, Mexico, Europe and Asia.

Under the terms of his employment, Mr. Wolfe will receive an annual salary of $300,000, a target bonus of 50% of base salary, and 10,000 restricted shares of EZCORP Class A Non-Voting Common Stock, all of which will vest on the third anniversary of the date of grant (assuming continued employment). Mr. Wolfe will also be eligible for benefits typically provided to the company’s executive officers.

(2)	EZCORP has also appointed Danny Chism as Vice President and Chief Accounting Officer (principal accounting officer), effective December 1, 2009. Mr. Chism, age 41, has served as EZCORP’s Controller since August 1999. Prior to joining EZCORP, Mr. Chism was with the accounting firm of Ernst & Young. Mr. Chism holds bachelors and masters degrees in Professional Accounting and is a Certified Public Accountant. As Chief Accounting Officer, Mr. Chism will receive a salary of $215,000 and a target bonus of 30% of salary and will be eligible for benefits typically provided to the company’s vice presidents.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release, dated November 30, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.
Date: November 30, 2009	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

99.1	Press Release, dated November 30, 2009

4